UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 16, 2019

ASHFORD INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-36400	82-5237353
(Commission File Number)	(IRS Employer Identification No.)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of Principal Executive Offices)	(Zip Code)

(972) 490-9600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AINC	NYSE American LLC

Item 5.07  Submission of Matters to a Vote of Security Holders.

(a) On May 16, 2019, Ashford Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). As of March 18, 2019, the record date for the Annual Meeting, 3,919,457 votes were entitled to be cast in respect of (i) 2,469,457 shares of common stock issued and outstanding as of the record date and (ii) 1,450,000 shares of common stock issuable as of the record date upon conversion of the Company’s Series B Cumulative Convertible Preferred Stock, which are entitled to vote on any matters submitted to the holders of the Company’s common stock under the Company’s amended and restated articles of incorporation. These results below reflect the application of the voting restrictions set forth in the Investor Rights Agreement dated August 8, 2018, with Mr. Monty J. Bennett, Mr. Archie Bennett Jr., MJB Investments and Mr. Mark A. Sharkey, as filed with the Securities and Exchange Commission.

At the Annual Meeting, 3,266,559 shares, or approximately 83.34% of the eligible voting shares, were represented either in person or by proxy.

(b) At the Annual Meeting, the stockholders voted on the following items:

1. Proposal 1 - To elect seven nominees to the Company’s Board of Directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified. The following nominees were elected to the Company’s Board of Directors, with the voting results for each nominee as shown:

			Broker
Name	For	Withheld	Non-votes
Monty J. Bennett	2,972,735	293,824	—
Dinesh P. Chandiramani	2,798,053	468,506	—
Darrell T. Hail	2,795,426	471,133	—
J. Robison Hays, III	2,977,235	289,324	—
Uno Immanivong	2,978,325	288,234	—
W. Michael Murphy	2,981,762	284,797	—
Brian Wheeler	2,795,980	470,579	—

2. Proposal 2 - To ratify the appointment of BDO USA, LLP, a national public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2019. This proposal was approved by the votes indicated below:

			Broker
For	Against	Abstain	Non-votes
3,263,356	1,122	2,081	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2019

ASHFORD INC.

By:	/s/ Robert G. Haiman
Robert G. Haiman
Executive Vice President, General Counsel & Secretary